                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  N/A

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                               (Exact name of registrant as specified in its charter)

                 Delaware                                  1-9618                                 36-3359573
       ------------------------------              ------------------------                   -------------------
    (State or other jurisdiction of                 (Commission File No.)                     (I.R.S. Employer
     incorporation or organization)                                                         Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                            60555
                                                                                              --------------
      (Address of principal executive offices)                                                   (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 5.    OTHER EVENTS

           On  September  4, 2003,  the  Registrant  issued two press  releases,  which are attached  as Exhibit  99.1 and
           Exhibit 99.2 to this Report and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                            Exhibit No.        Description                                              Page

                              99.1              Press Release dated                                      E-1
                                                September 4, 2003

                              99.2              Press Release dated                                      E-3
                                                September 4, 2003

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
                     Registrant

Date:    September 4, 2003                  /s/  Mark T. Schwetschenau
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

                                                           INDEX TO EXHIBITS

                            Exhibit No.        Description                                              Page

                              99.1              Press Release dated                                      E-1
                                                September 4, 2003

                              99.2              Press Release dated                                      E-3
                                                September 4, 2003